Utility Portfolio	Series 00B [ 12/6/2000 - Current Offering ] | cusip: 29471T428
Fund Overview
As of December 15, 2000
Closing NAV: 0.98149	Previous Close: 0.98622	Change: -0.00473	% Change: -0.47961%

The Objective:
The Utility Portfolio seeks total return through a combination of current dividend income and capital appreciation by investing in common stocks issued by U.S. companies in the electric utility sector. It holds stocks selected for their current dividend yields and most for potential future dividend growth.

The Strategy:
The Portfolio follows a disciplined investment strategy, selecting stocks and holding them for approximately one year. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of one year, we intend to reapply the screening process to create a new Portfolio. You can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (HQI00B), Salomon Smith Barney (EIF00BUP), Morgan Stanley Dean Witter (EUTL00B); Special Dealer - PaineWebber (HQI00B).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Friday, December 15, 2000
Security	Symbol	Price	% of Portfolio
WPS Resources Corporation	WPS	34.63	9.85
OGE Energy Corporation	OGE	23.00	9.47
Puget Sound Energy Inc.	PSD	26.38	9.18
Xcel Energy, Inc.	XEL	27.19	9.10
Alliant Energy Corporation	LNT	29.56	8.81
Consolidated Edison Inc.	ED	35.13	8.58
PROGRESS ENERGY, INC	PGN	45.50	6.85
CH Energy Group Inc.	CHG	41.75	6.85
American Electric Power	AEP	43.75	6.44
NSTAR	NST	39.44	4.49
Allete	ALE	22.56	4.23
Idacorp Inc.	IDA	46.94	4.09
Teco Energy Inc.	TE	29.06	3.99
Cleco Corporation	CNL	47.44	3.97
Allegheny Energy, Inc.	AYE	40.75	3.96

Selection Methodology:

The Utility Portfolio stocks were selected based on the following criteria:

  A record of at least 50 years of uninterrupted dividend payments;
  No dividend cuts during the last decade;
  A company must have raised its dividend payments at least once during the past ten years.

  Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges(Including Creation and Development Fee)	2.80%

  If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.202% of net assets)	$2.00

Estimated Organization Costs	$1.96

Volume Purchase Discounts For larger purchases, the sales charges (excluding Creation and Development Fee) are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

  Is this Fund appropriate for you?

  Yes, if you want current dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different utility issuers.

  Risk Considerations

  Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking preservation of capital.

  This Portfolio consists entirely of common stocks of issuers in the domestic electric utility industry, which may involve special risks including escalating costs, variations in consumer demand and pressure on rates.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

  These stocks may have higher yields because they are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

  For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Monthly.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

  When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

  Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

  The Chase Manhattan Bank
  Unit Investment Trust Department
  4 New York Plaza - 6th Floor
  New York, New York 10004
  1-800-323-1508

  Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

  The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

  The value of common stocks fluctuates, and dividends are subject to declarations by the issuers.

  Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

  For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

  Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

  As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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